SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                         OF THE SECURITIES ACT OF 1934


As of October 1, 1994                                Commission File No. 0-6032

                            COMPASS BANCSHARES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                                        63-0593897
- ------------------------                  -------------------------------------
(State of Incorporation)                  (I.R.S. Employer Indentification No.)

                              15 South 20th Street
                           Birmingham, Alabama 35233
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (205) 933-3000
                        -------------------------------
                        (Registrant's telephone number)

Item 2.  Acquisition or Disposition of Assets

(a) On October 1, 1994, Compass Bancshares, Inc. ("the Company") acquired selected deposits and assets of First Heights Bank, fsb, of Houston, Texas ("First Heights"), a wholly owned subsidiary of Pulte Diversified Companies, Inc., in a cash transaction. In the transaction, the Company assumed deposits of approximately $874 million, acquired assets, composed primarily of loans and fixed assets, of $68 million and received a cash payment of $806 million.

(b) In connection with the acquisition, the Company acquired 22 of 30 branches of First Heights which the Company reopened on October 3, 1994, as branches of Compass Bank - Houston.

Item 7.  Financial Statements and Exhibits                                Page
                                                                          ----
(a)  Financial statements of businesses acquired                            *

(b)  Pro forma financial information                                        3

(c)  Exhibits

(2) Purchase and Assumption Agreement, dated as of April 1, 1994, among Compass Bancshares, Inc., Compass Bank - Houston, First Heights Bank, fsb, and Pulte Diversified Companies, Inc. (incorporated by reference to Exhibit 10(d) to the Company's Form 10-Q for the period ended June 30, 1994, filed August 15, 1994, with the Securities and Exchange Commission)


*  Not applicable.


                   COMPASS BANCSHARES, INC. AND SUBSIDIARIES
                            Pro Forma Balance Sheet
                              As of June 30, 1994
                                (In Thousands)
                                 (Unaudited)


                                                 Acquired Assets
                                     Compass     and Liabilities       Pro
                                    Bancshares   of First Heights     Forma
                                   ------------  ----------------  ------------
Assets

Cash and due from banks            $   343,638    $ 855,864 (b)(c)  $ 1,199,502
Federal funds sold and securities
  purchased under agreements to
  resell                                91,579         -                 91,579
Interest bearing deposits with
  other banks                           10,099         -                 10,099
Investment securities                  930,721         -                930,721
Investment securities available
  for sale                             781,799         -                781,799
Trading account securities              64,547         -                 64,547
Loans, net of unearned income        5,311,865       48,179           5,360,044
  Allowance for loan losses           (110,523)        (447)           (110,970)
                                   ------------   ----------        ------------
     Net loans                       5,201,342       47,732           5,249,074

Premises and equipment, net            193,262        5,471 (a)         198,733
Other assets                           152,650       14,770             167,420
                                   ------------   ----------        ------------
     Total assets                  $ 7,769,637    $ 923,837         $ 8,693,474
                                   ============   ==========        ============

Liabilities and
  Shareholders' Equity

Liabilities:
  Deposits:
    Noninterest bearing            $ 1,195,289    $  32,580 (a)     $ 1,227,869
    Interest bearing                 4,840,716      837,105 (a)       5,677,821
                                   ------------   ----------        ------------
     Total deposits                  6,036,005      869,685           6,905,690

  Federal funds purchased and
    securities sold under
    agreements to repurchase           440,116         -                440,116
  Other short-term borrowings          372,030         -                372,030
  Accrued expenses and other
    liabilities                         26,852        4,152              31,004
  FHLB and other borrowings            325,370       50,000             375,370
                                   ------------   ----------        ------------
     Total liabilities               7,200,373      923,837           8,124,210

Shareholders' equity:
  Common stock of $2 par value:
   Authorized -- 100,000,000 shares;
   Issued -- 36,947,883 shares in
   1994 and 36,927,277 shares in
   1993                                 73,896         -                 73,896
  Surplus                               37,342         -                 37,342
  Loans to finance stock purchases      (6,034)        -                 (6,034)
  Net unrealized holding loss on
    available-for-sale securities       (8,074)        -                 (8,074)
  Retained earnings                    472,134         -                472,134
                                   ------------   ----------        ------------
     Total shareholders' equity        569,264         -                569,264
                                   ------------   ----------        ------------
     Total liabilities and
       shareholders' equity        $ 7,769,637    $ 923,837         $ 8,693,474
                                   ============   ==========        ============

(a) Represents the acquisition of 22 former branches of First Heights Bank in Houston, Texas.
(b) The difference between assets acquired of $68 million and liabilities assumed of $874 million was received in cash. These funds were immediately invested in investment securities of various maturities and yields. The Company anticipates returning the loan-to-deposit ratio of its Houston subsidiary bank to levels maintained prior to the First Heights transaction over a reasonable period of time while maintaining the Company's standards of acceptable credit risk.
(c) Includes proceeds received from the issuance of $50 million of 8 3/8% subordinated debentures by the Company in September, 1994, in connection with the acquisition of First Heights. The debentures mature in 2004 and qualify as Tier II capital for regulatory capital computations.


                   COMPASS BANCSHARES, INC. AND SUBSIDIARIES
                         Pro Forma Statement of Income
                      For the Year Ended December 31, 1993
                      (In Thousands Except Per Share Data)
                                   (Unaudited)

                                          As                            Pro
                                       Reported**    Adjustments       Forma
                                       ----------  ---------------   ----------
Interest income:
  Interest and fees on loans           $ 414,219   $     4,163 (a)   $ 418,382
  Interest and dividends on
    investment securities                 67,374        23,282 (b)      90,656
  Interest on investment securities
    available for sale                    32,942         8,794 (b)      41,736
  Interest on trading account
    securities                             9,777           -             9,777
  Interest on federal funds sold
    and securities purchased under
    agreements to resell                   2,712        18,709 (b)      21,421
  Interest on interest bearing
    deposits with other banks                889           -               889
                                       ----------  ------------      ----------
      Total interest income              527,913        54,948         582,861

Interest expense:
  Interest on deposits                   161,437        37,285 (c)     198,722
  Interest on federal funds purchased
    and securities sold under
    agreements to repurchase              19,205           -            19,205
  Interest on other short-term
    borrowings                             6,908           -             6,908
  Interest on FHLB and other
    borrowings                            11,350         4,220 (d)      15,570
                                       ----------  ------------      ----------
      Total interest expense             198,900        41,505         240,405
                                       ----------  ------------      ----------
      Net interest income                329,013        13,443         342,456
Provision for loan losses                 36,306           -            36,306
                                       ----------  ------------      ----------
      Net interest income after
        provision for loan losses        292,707        13,443         306,150

Noninterest income:
  Service charges on deposit accounts     39,020         1,844 (e)      40,864
  Trust fees                              16,648           -            16,648
  Trading account profits and
    commissions                           11,351           -            11,351
  Investment securities gains, net         1,036           -             1,036
  Other                                   35,131           -            35,131
                                       ----------  ------------      ----------
      Total noninterest income           103,186         1,844         105,030

Noninterest expense:
  Salaries and benefits                  131,085         3,361 (f)     134,446
  Net occupancy expense                   19,367         1,831 (f)      21,198
  Equipment expense                       18,219           -   (f)      18,219
  FDIC insurance premium                  12,151         2,088 (f)      14,239
  Other                                   76,881         1,329 (f)      78,210
                                       ----------  ------------      ----------
      Total noninterest expense          257,703         8,609         266,312
                                       ----------  ------------      ----------
      Net income before income tax
        expense                          138,190         6,678         144,868
Income tax expense                        48,472         2,342 (g)      50,814
                                       ----------  ------------      ----------
      Net income                       $  89,718    $    4,336       $  94,054
                                       ==========  ============      ==========

Net income per common share            $    2.37                     $    2.49

Weighted average shares outstanding       37,187                        37,187


 ** Income statement amounts for the year ended December 31, 1993, have been restated to reflect the acquisition of Security National Bank on May 5, 1994, under the pooling-of-interests method of accounting.
(a) Weighted average yield on loans acquired of 8.64%.
(b) Yield on investment securities and investment securities available for sale represents the actual yield on securities purchased of $462 million of 7.41% on investment securities held to maturity and 5.93% on investment securities available for sale. The remainder of cash received is reflected as invested in federal funds sold.
(c) Interest expense on deposits represents historical amounts for the branches acquired.
(d) Interest expense of 8.44% on subordinated debentures of $50 million issued in September, 1994.
(e) Service charge income represents historical amounts earned.
(f) Actual noninterest expenses for branches acquired exclusive of corporate allocations.
(g) Based on the Company's historical effective tax rate.


                   COMPASS BANCSHARES, INC. AND SUBSIDIARIES
                         Pro Forma Statement of Income
                     For the Six Months Ended June 30, 1994
                      (In Thousands Except Per Share Data)
                                  (Unaudited)

                                          As                            Pro
                                       Reported      Adjustments       Forma
                                      ----------   ---------------   ----------
Interest income:
  Interest and fees on loans          $ 211,220    $      2,064 (a)  $ 213,284
  Interest and dividends on
    investment securities                26,206          11,545 (b)     37,751
  Interest on investment securities
    available for sale                   22,717           4,361 (b)     27,078
  Interest on trading account
    securities                            7,630             -            7,630
  Interest on federal funds sold
    and securities purchased under
    agreements to resell                  2,586           9,277 (b)     11,863
  Interest on interest bearing
    deposits with other banks               431             -              431
                                      ----------   -------------     ----------
      Total interest income             270,790          27,247        298,037

Interest expense:
  Interest on deposits                   85,473          19,152 (c)    104,625
  Interest on federal funds
    purchased and securities sold
    under agreements to repurchase       11,130             -           11,130
  Interest on other short-term
    borrowings                            3,789             -            3,789
  Interest on FHLB and other
    borrowings                            7,130           2,093 (d)      9,223
                                      ----------   -------------     ----------
      Total interest expense            107,522          21,245        128,767
                                      ----------   -------------     ----------
      Net interest income               163,268           6,002        169,270
Provision for loan losses                 2,305             -            2,305
                                      ----------   -------------     ----------
      Net interest income after
        provision for loan losses       160,963           6,002        166,965

Noninterest income:
  Service charges on deposit
    accounts                             21,110           1,059 (e)     22,169
  Trust fees                              8,822             -            8,822
  Trading account profits and
    commissions                          (6,265)            -           (6,265)
  Investment securities gains, net       (5,063)            -           (5,063)
  Other                                  16,141             -           16,141
                                      ----------   -------------     ----------
      Total noninterest income           34,745           1,059         35,804

Noninterest expense:
  Salaries and benefits                  63,031           1,960 (f)     64,991
  Net occupancy expense                  10,947             953 (f)     11,900
  Equipment expense                       9,665             -   (f)      9,665
  FDIC insurance premium                  6,656             997 (f)      7,653
  Other                                  33,022             705 (f)     33,727
                                      ----------   -------------     ----------
      Total noninterest expense         123,321           4,615        127,936
                                      ----------   -------------     ----------
      Net income before income
        tax expense                      72,387           2,446         74,833
Income tax expense                       24,053             813 (g)     24,866
                                      ----------   -------------     ----------
      Net income                      $  48,334      $    1,633      $  49,967
                                      ==========   =============     ==========

Net income per common share           $    1.30                      $    1.34

Weighted average shares outstanding      37,210                         37,210


(a) Weighted average yield on loans acquired of 8.64%.
(b) Yield on investment securities and investment securities available for sale represents the actual yield on securities purchased of $462 million of 7.41% on investment securities held to maturity and 5.93% on investment securities available for sale. The remainder of cash received is reflected as invested in federal funds sold.
(c) Interest expense on deposits represents historical amounts for the branches acquired.
(d) Interest expense of 8.44% on subordinated debentures of $50 million issued in September, 1994.
(e) Service charge income represents historical amounts earned.
(f) Actual noninterest expenses for branches acquired exclusive of corporate allocations.
(g) Based on the Company's historical effective tax rate.

                            COMPASS BANCSHARES, INC.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 14, 1994                                          /s/ Garrett R. Hegel
- ----------------                                   ---------------------------
     Date                                          By Garrett R. Hegel, as its
                                                   Chief Financial Officer





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